Exhibit 99.1

STATISTICAL SUPPLEMENT

(unaudited)

June 30, 2005

Table of Contents

Page
Ameriprise Financial, Inc.
Consolidated Income Statements	1
Financial Summary	2
Consolidating Segment Information	3
Consolidated Balance Sheets	4
Selected Consolidated Information	5-6
Selected Balance Sheet Information	7
Asset Accumulation and Income
Income Statements	8
Product Information	9
Selected Statistical Information	10
Managed Asset Roll Forward	11
Product Roll Forward	12
Protection
Income Statements	13
Product Information	14
Selected Statistical Information	15
Product Roll Forward	16
Corporate and Other and Eliminations
Statements of Operations	17
Exhibit 1	A1-A5

Ameriprise Financial, Inc.

Consolidated Income Statements

(Millions, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004
Revenues
Management, financial advice and service fees	$541	$549	$605	$607	$630	16%	$2,244
Distribution fees	272	248	267	288	289	6%	1,101
Net investment income	599	576	632	618	629	5%	2,359
Premiums	254	262	264	270	279	10%	1,023
Other revenues	126	132	135	133	137	9%	518
Total revenues	1,792	1,767	1,903	1,916	1,964	10%	7,245
Expenses
Compensation and benefits:
Field	334	311	339	362	371	11%	1,332
Non-field	221	249	259	279	280	27%	956
Total compensation and benefits	555	560	598	641	651	17%	2,288
Interest credited to account values	328	324	372	350	375	14%	1,352
Benefits, claims, losses and settlement expenses	215	205	223	218	238	11%	828
Amortization of deferred acquisition costs	133	108	125	136	134	1%	437
Interest and debt expense	12	13	15	17	19	58%	52
Other expense	267	280	297	275	291	9%	1,115
Total expenses	1,510	1,490	1,630	1,637	1,708	13%	6,072
Income before income tax provision, separation costs and accounting change	282	277	273	279	256	(9)%	1,173
Income tax provision	96	78	38	83	64	(33)%	308
Income before separation costs and accounting change	186	199	235	196	192	3%	865
Separation costs, after-tax *	—	—	—	13	37	#	—
Income before accounting change	186	199	235	183	155	(17)%	865
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	(71)
Net income	$186	$199	$235	$183	$155	(17)%	$794

Net investment gains, after-tax	$20	$7	$5	$7	$37	85%	$7

Dividends paid	$532	$100	$602	$—	$—	#	$1,325

Contribution margin**	51.1%	52.5%	50.9%	51.5%	49.9%	—	51.5%

*      Separation costs, after-tax is calculated using the statutory tax rate of 35%.

**   Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

#      Variance 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

(Millions except per share data, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004

Common shares outstanding (ended) - pro forma *	248	248	248	248	248	—	248

Weighted average common shares outstanding - basic	248	248	248	248	248	—	248
Dilutive effect of stock options	TBD	TBD	TBD	TBD	TBD	—	TBD
Weighted average common shares outstanding - diluted	TBD	TBD	TBD	TBD	TBD	—	TBD

Pro forma-EPS - Basic*:
Income before separation costs and accounting change	$0.75	$0.80	$0.95	$0.79	$0.78	4%	$3.48
Separation costs and accounting change	—	—	—	(0.05)	(0.15)	#	(0.28)
Net income	$0.75	$0.80	$0.95	$0.74	$0.63	(16)%	$3.20

Pro forma-EPS - Diluted:
Income before separation costs and accounting change	TBD	TBD	TBD	TBD	TBD	—	TBD
Separation costs and accounting change	—	—	—	TBD	TBD	—	TBD
Net income	TBD	TBD	TBD	TBD	TBD	—	TBD

Net income margin	10.4%	11.3%	12.3%	9.6%	7.9%	—	11.0%
Operating income margin **	10.4%	11.3%	12.3%	10.2%	9.8%	—	11.9%
Effective tax rate	34%	28%	14%	29%	23%	—	26%
Average shareholder’s equity (billions)	$7.2	$7.2	$7.0	$6.7	$6.8	(5)%	$7.0
Operating return on average total shareholder’s equity ***	11.8%	11.7%	12.3%	12.1%	12.0%	—	12.3%

Book value:
Book value	$6,570	$7,151	$6,702	$6,482	$6,993	6%	$6,702
Book value, excluding the impact of accumulated other comprehensive income (OCI)	$6,569	$6,681	$6,322	$6,513	$6,679	2%	$6,322
Book value per share	$26.49	$28.83	$27.02	$26.14	$28.20	6%	$27.02
Book value per share, excluding the impact of OCI	$26.49	$26.94	$25.49	$26.26	$26.93	2%	$25.49

Debt/capital measure****	17.4%	18.3%	19.7%	20.6%	19.2%	—	19.7%

Allocated capital: *****
Asset accumulation and income	$3,914	$3,941	$3,925	$3,848	$3,789	(3)%	$3,925
Protection	1,903	1,958	1,964	1,974	1,942	2%	1,964
Corporate and other	752	782	433	691	948	26%	433
Accumulated other comprehensive income	1	470	380	(31)	314	#	380
Total	$6,570	$7,151	$6,702	$6,482	$6,993	6%	$6,702

*

The calculation of pro forma basic earnings per share and weighted average shares outstanding are based on the American Express Company shares of common stock outstanding as of June 30, 2005, adjusted for the expected distribution ratio of one share of our common stock for every five shares of American Express Company common stock.

**	Operating income margin represents income before separation costs and accounting change as a percentage of total revenues.
***

Calculated using the trailing 12 month income before separation costs and accounting change and the average shareholder’s equity as of the last day of the preceding three quarters and the current quarter.

****

Debt consists of short term line of credit with American Express Company and other long term debt with both American Express Company and third parties.  Excluded is non recourse debt. Capital includes total shareholder’s equity plus the previously described debt.

*****

Allocated capital reflects the internal allocation of consolidated shareholder’s equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment pretax operating return on allocated capital.  Allocated capital does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

#	Variance 100% or greater.

Ameriprise Financial, Inc.

Consolidating Segment Information

(Millions, unaudited)

	2Q 2005
	Asset Accumulation and Income	Protection	Corporate and Other and Eliminations	Total

INCOME STATEMENT

Revenues
Management, financial advice and service fees	$559	$13	$58	$630
Distribution fees	200	26	63	289
Net investment income	549	85	(5)	629
Premiums	—	279	—	279
Other revenues	17	112	8	137
Total revenues	1,325	515	124	1,964

Expenses
Compensation and benefits - field	241	20	110	371
Interest credited to account values	347	28	—	375
Benefits, claims, losses and settlement expenses	16	222	—	238
Amortization of deferred acquisition costs	97	37	—	134
Interest and debt expense	7	4	8	19
Other operating expense*	451	83	37	571
Total expenses	1,159	394	155	1,708
Income (loss) before income tax provision (benefit) and separation costs	166	121	(31)	256
Separation costs, pretax	—	—	56	56
Income (loss) before income tax provision (benefit)	$166	$121	$(87)	$200

BALANCE SHEET

Total Assets	$77,687	$14,145	$4,120	$95,952

* On a consolidated basis, non-field compensation and benefits expense was $280.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(Millions, unaudited)

	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005
Assets
Cash and cash equivalents	$1,026	$1,853	$1,078	$1,334	$2,510
Investments	43,006	44,190	45,984	45,647	45,883
Receivables	2,129	2,300	2,203	2,594	2,523
Deferred acquisition costs	3,922	3,927	3,956	4,043	4,032
Separate account assets	32,908	32,367	35,901	35,995	37,433
Restricted and segregated cash	1,898	1,479	1,536	1,535	1,241
Other assets	2,702	2,386	2,455	2,388	2,330

Total assets	$87,591	$88,502	$93,113	$93,536	$95,952

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits and claims	$32,699	$33,010	$33,253	$33,190	$33,169
Investment certificate reserves	9,517	10,178	11,332	11,980	12,174
Accounts payable and accrued expenses	2,440	2,447	2,563	2,780	2,787
Payable to American Express	1,755	1,808	1,869	1,882	1,838
Long-term debt	375	377	385	385	378
Separate account liabilities	32,908	32,367	35,901	35,995	37,433
Other liabilities	1,327	1,164	1,108	842	1,180

Total liabilities	81,021	81,351	86,411	87,054	88,959

Shareholder’s Equity:
Common shares ($.01 par, 100 shares authorized, issued and outstanding)	—	—	—	—	—
Additional paid-in capital	2,886	2,899	2,907	2,915	2,926
Retained earnings	3,683	3,782	3,415	3,598	3,753
Accumulated other comprehensive income (loss), net of tax	1	470	380	(31)	314
Total shareholder’s equity	6,570	7,151	6,702	6,482	6,993

Total liabilities and shareholder’s equity	$87,591	$88,502	$93,113	$93,536	$95,952

Ameriprise Financial, Inc.

Selected Consolidated Information

(Millions, except where noted, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004

Owned, managed and administered assets (billions):
Owned assets*	$81.6	$82.5	$87.1	$87.4	$89.9	10%	$87.1
Managed assets**	228.0	229.7	249.7	243.3	248.2	9%	249.7
Administered assets	66.0	66.2	71.0	69.8	72.1	9%	71.0
Total owned, managed and administered assets	$375.6	$378.4	$407.8	$400.5	$410.2	9%	$407.8

Ending shareholder’s equity by legal entity:
IDS Life Insurance Co.	$4,787	$5,320	$4,906	$4,714	$5,096	6%	$4,906
IDS Property Casualty Ins. Co.	419	436	444	492	525	25%	444
Ameriprise Certificate Co.	271	322	343	298	346	28%	343
Other	1,093	1,073	1,009	978	1,026	(6)%	1,009
Total	$6,570	$7,151	$6,702	$6,482	$6,993	6%	$6,702

CASH SALES
By product:
Mutual funds***	$6,022	$5,634	$5,774	$6,192	$6,044	—%	$24,633
Annuities	1,912	1,887	1,835	2,016	2,440	28%	7,820
Investment certificates	1,445	1,786	2,586	2,226	1,896	31%	7,141
Life and other insurance products	285	306	288	327	313	10%	1,162
Institutional products and services****	2,841	1,664	1,763	1,758	2,519	(11)%	7,683
Other	1,116	991	1,078	925	1,081	(3)%	4,477
Total	$13,621	$12,268	$13,324	$13,444	$14,293	5%	$52,916

By channel:
Branded advisor***	$5,762	$5,357	$6,014	$6,333	$6,258	9%	$23,656
Securities America	1,322	1,280	1,263	1,535	1,632	24%	5,662
Third-party distribution	212	204	220	248	264	25%	870
Institutional	2,976	1,604	1,354	1,705	2,321	(22)%	7,455
Threadneedle	1,933	2,106	2,254	1,819	2,050	6%	8,536
All Other (AEIDC/AEB,etc)	1,416	1,717	2,219	1,804	1,768	25%	6,737
Total	$13,621	$12,268	$13,324	$13,444	$14,293	5%	$52,916

Total Gross Dealer Concession *****	$367.5	$357.2	$382.4	$403.3	$416.9	13%	$1,501.1

*                                     Owned assets include certain assets on our balance sheet, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

**                              Managed assets includes all assets managed by Ameriprise Financial, Inc., or its subsidiaries that are investment advisers, but does not include owned assets or administered assets. The presentation of managed assets may be different when provided by any of these subsidiaries.

***                       Excludes non proprietary sales within Ameriprise’s wrap accounts.

****                Includes separately managed accounts and alternative investments.

*****         Internal measure, commonly used in the financial services industry, of the sales production of the advisor channel, excluding Securities America.

Securities America is a separately managed broker dealer and its results are included in the Corporate and Other segment.

Ameriprise Financial, Inc.

Selected Consolidated Information (continued)

(unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004

Employee base:
Field (employee advisors)	2,828	2,947	3,170	3,241	3,109	10%	3,170
Non-field	8,636	8,692	8,538	8,594	8,664	—%	8,538

Advisors:
Employee advisors	2,828	2,947	3,170	3,241	3,109	10%	3,170
Franchisee advisors	7,585	7,583	7,571	7,534	7,470	(2)%	7,571
Total branded financial advisors	10,413	10,530	10,741	10,775	10,579	2%	10,741
Securities America registered representatives	1,530	1,541	1,603	1,581	1,583	3%	1,603
Total advisors	11,943	12,071	12,344	12,356	12,162	2%	12,344
Employee advisor retention	55%	59%	62%	65%	65%	—	62%
Franchisee advisor retention	93%	93%	93%	92%	92%	—	93%

Cash sales* per branded advisor (thousands)	$553	$509	$560	$588	$592	7%	$2,202

Gross Dealer Concession** per branded advisor (thousands)	$35.3	$33.9	$35.6	$37.4	$39.4	12%	$139.8

Financial planning:
Financial plans sold (thousands)	55	51	59	66	58	5%	227

Percentage of clients with financial plans	41%	42%	42%	43%	43%	—	42%

Sales per branded advisor client (thousands)	$2.7	$2.5	$2.8	$3.1	$3.1	15%	$11.0

Clients:
Total clients (millions)	2.7	2.7	2.7	2.7	2.8	2%	2.7

Branded advisor clients (millions)	2.2	2.2	2.2	2.0	2.0	(5)%	2.2

Client retention	94%	94%	94%	93%	94%	—	94%

*                 Branded advisor cash sales excludes non proprietary sales within Ameriprise’s wrap accounts.

**              Internal measure, commonly used in the financial services industry, of the sales production of the advisor channel excluding Securities America.

Securities America is a separately managed broker dealer and its results are included in the Corporate and Other segment.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

(Billions, unaudited)

2Q	3Q	4Q	1Q	2Q
2004	2004	2004	2005	2005
Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Earning assets by type (%):
Equity	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Fixed income	45.9%	46.0%	46.4%	47.0%	46.1%	46.7%	46.1%	46.3%	45.0%	45.4%
Separate accounts	40.4%	40.4%	39.6%	39.2%	41.6%	41.2%	41.2%	41.2%	42.0%	41.6%
Other	13.6%	13.5%	13.9%	13.7%	12.2%	12.0%	12.6%	12.4%	12.9%	12.9%

Available-for-sale (AFS) investments:
Corporate debt securities	$20.5	$20.7	$20.4	$21.2	$21.6	$22.3	$21.8	$22.0	$22.0	$22.5
Mortgage and other asset-backed securities	14.9	14.8	15.4	15.5	16.0	16.2	16.4	16.3	16.7	16.8
Structured investments	0.8	0.8	0.8	0.8	0.8	0.7	0.7	0.7	—	—
State and municipal obligations	0.7	0.7	0.8	0.8	0.8	0.8	0.8	0.8	0.9	0.9
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.5	0.5	0.5	0.5	0.4	0.5
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Total	$37.5	$37.6	$38.0	$38.9	$39.9	$40.7	$40.4	$40.5	$40.2	$40.9

Fixed income asset quality:
AAA	43%	44%	44%	44%	45%
AA	3%	4%	4%	5%	6%
A	20%	19%	20%	19%	19%
BBB	25%	25%	26%	26%	23%
Below investment grade	9	%*	8%	6%	6%	7%

Non-performing assets as a percentage of invested assets**	0.04%	0.03%	0.02%	0.05%	0.02%
Reserve coverage of non-performing assets	6.6	x	6.3	x	7.2	x	3.6	x	6.6	x
SFAS 115 related mark-to-market amount in assets (pretax)	$0.1	$0.9	$0.8	$0.1	$0.7

*                 Includes $674 million of securities which were not rated by S&P, Moody’s or internal analysts as of June 30, 2004.

**          Excludes short-term cash positions and includes the impact of FIN 46.

Asset Accumulation and Income

Income Statements

(Millions, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004
Revenues
Management, financial advice and service fees	$478	$485	$531	$530	$559	17%	$1,982
Distribution fees	185	176	198	205	200	8%	784
Net investment income	530	506	557	541	549	4%	2,082
Other revenues	7	16	17	18	17	#	46
Total revenues	1,200	1,183	1,303	1,294	1,325	10%	4,894

Expenses
Compensation and benefits - field	212	221	233	240	241	14%	891
Interest credited to account values	301	283	333	314	347	15%	1,209
Benefits, claims, losses and settlement expenses	8	16	16	5	16	#	52
Amortization of deferred acquisition costs	100	79	82	92	97	(3)%	305
Interest and debt expense	3	10	12	11	7	#	33
Other operating expense	398	401	458	458	451	13%	1,652
Total expenses	1,022	1,010	1,134	1,120	1,159	13%	4,142
Income before income tax provision and accounting change	$178	$173	$169	$174	$166	(7)%	$752

Net investment gains, pretax	$27	$7	$4	$7	$37	37%	$8

Contribution margin *	56.6%	56.0%	55.3%	56.8%	54.4%	—	56.0%
Allocated capital **	$3,914	$3,941	$3,925	$3,848	$3,789	(3)%	$3,925
Return on allocated capital for income before income tax provision and accounting change***	N/A	N/A	19.2%	17.8%	17.6%	—	19.2%

*

Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**

Allocated capital reflects the internal allocation of consolidated shareholder’s equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment return on allocated capital.  Allocated capital does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

***	Calculated using trailing 12 month income before income tax and accounting change and the average allocated capital as of the last day of the preceding three quarters and the current quarter.
#	Variance 100% or greater.

Asset Accumulation and Income

Product Information

(Millions, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004

Revenues:

Asset management	$343	$343	$373	$358	$372	8%	$1,420
Variable annuities	195	203	218	216	213	9%	807
Fixed annuities	327	303	309	303	306	(6)%	1,232
Certificates	118	115	150	140	151	28%	493
Brokerage, banking and other	217	219	253	277	283	30%	942
Total	$1,200	$1,183	$1,303	$1,294	$1,325	10%	$4,894

Product sales: *
Mutual funds	$5,188	$4,828	$4,900	$5,126	$5,033	(3)%	$21,038
Variable annuities	1,178	1,118	1,223	1,378	1,724	46%	4,734
Fixed annuities	340	401	309	279	270	(21)%	1,390
Certificates	1,445	1,786	2,587	2,226	1,896	31%	7,140
Other	3,876	2,566	2,767	2,583	3,439	(11)%	11,847
Total	$12,027	$10,699	$11,786	$11,592	$12,362	3%	$46,149

* Excludes non proprietary sales within Ameriprise’s wrap accounts.

Asset Accumulation and Income

Selected Statistical Information

(Billions, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04
	2004	2004	2004	2005	2005	% Inc/(Dec)

Owned, managed and administered assets:
Owned assets*	$66.8	$68.0	$72.2	$72.4	$74.5	12%
Managed assets**	223.3	224.9	244.2	237.5	242.0	8%
Administered assets	55.9	55.8	61.2	59.9	62.1	11%
Total owned, managed and administered assets	$346.0	$348.7	$377.6	$369.8	$378.6	9%

Managed assets by type - excluding separate accounts (%):

Equity	54%	52%	52%	51%	50%	—
Fixed income	25%	26%	25%	25%	24%	—
Broker managed wrap	12%	13%	14%	15%	16%	—
Other	9%	9%	9%	9%	10%	—

Mutual fund performance:

Equity - 12-month
Percent of funds, equal weighted in top 2 Lipper quartiles	36%	41%	59%	59%	66%	—

Fixed Income - 12-month
Percent of funds, equal weighted in top 2 Lipper quartiles	47%	53%	68%	50%	45%	—

Equity - 3-year
Percent of funds, equal weighted in top 2 Lipper quartiles	28%	39%	39%	50%	52%	—

Fixed income - 3-year
Percent of funds, equal weighted in top 2 Lipper quartiles	40%	40%	20%	31%	44%	—

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisers not affiliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include AXP Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

AXP Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of June 30, 2005. Refer to Exhibit 1 for individual mutual fund performance rankings and other important disclosures.

Exhibit 1 includes performance rankings for funds subadvised by non-affiliated advisers for general reference although not included in the summary above.

*                                        Owned assets include certain assets on our balance sheet, principally investements in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

**                                 Managed assets includes all assets managed by Ameriprise Financial, Inc., or its subsidiaries that are investment advisers, but does not include owned assets or administered assets. The presentation of managed assets may be different when provided by any of these subsidiaries.

Asset Accumulation and Income
Managed Asset Roll Forward
(Billions, unaudited)

	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q’05 vs. 2Q’04 % Inc/(Dec)	Full Year 2004
Managed assets - retail:
AXP mutual funds
Beginning assets	$67.8	$65.5	$63.3	$65.3	$61.2	(10)%	$68.8
Sales	2.4	2.4	2.0	2.1	2.0	(17)%	9.7
Redemptions	(4.4)	(4.2)	(4.1)	(4.9)	(4.5)	1%	(17.5)
Market appreciation/(depreciation)	(0.4)	(0.6)	3.9	(1.4)	0.9	#	3.7
Other	0.1	0.2	0.2	0.1	0.3	#	0.6
Ending assets	$65.5	$63.3	$65.3	$61.2	$59.9	(9)%	$65.3

Threadneedle mutual funds
Beginning assets	$10.7	$10.8	$10.8	$12.2	$11.9	11%	$10.7
Sales	0.8	0.9	0.9	1.2	1.1	35%	3.8
Redemptions	(0.9)	(1.0)	(0.7)	(1.2)	(1.2)	33%	(3.6)
Market appreciation/(depreciation) and foreign currency translation	0.1	0.2	0.6	0.1	0.8	#	1.0
Other	0.1	(0.1)	0.6	(0.4)	(0.2)	#	0.3
Ending assets	$10.8	$10.8	$12.2	$11.9	$12.4	15%	$12.2

Wrap accounts - other company products*
Beginning assets	$25.5	$27.4	$29.4	$34.0	$36.3	43%	$22.6
Sales	2.6	2.6	3.1	3.8	3.9	50%	11.0
Redemptions	(1.7)	(1.4)	(1.7)	(2.0)	(2.4)	44%	(6.4)
Market appreciation/(depreciation)	0.3	0.2	2.4	0.0	1.1	#	3.8
Other	0.7	0.6	0.8	0.6	0.7	5%	3.0
Ending assets	27.4	29.4	34.0	36.4	39.6	44%	34.0
Total managed assets - retail	$103.7	$103.5	$111.5	$109.5	$111.9	8%	$111.5

Managed assets - institutional:
Separately managed accounts/sub-advisory
Beginning assets	$19.1	$17.9	$14.8	$15.8	$14.3	(25)%	$18.9
Sales	0.6	0.3	0.4	0.3	0.6	15%	1.6
Redemptions	(1.2)	(0.7)	(0.4)	(1.3)	(0.6)	(47)%	(3.1)
Market appreciation/(depreciation)	(0.4)	0.1	0.6	(0.2)	0.3	#	1.3
Other	(0.2)	(2.8)	0.4	(0.3)	0.1	#	(2.9)
Ending assets	$17.9	$14.8	$15.8	$14.3	$14.7	(18)%	$15.8

Other institutional
Beginning assets	$9.5	$9.2	$9.2	$9.2	$9.8	3%	$8.6
Sales	1.2	0.1	0.1	0.7	0.8	(33)%	1.4
Redemptions	(1.3)	(0.3)	(0.1)	(0.1)	(2.4)	91%	(1.7)
Market appreciation/(depreciation)	(0.2)	0.2	0.0	0.0	(0.0)	#	0.9
Ending assets	$9.2	$9.2	$9.2	$9.8	$8.2	(11)%	$9.2

Threadneedle separately managed accounts/sub-advisory
Beginning assets	$88.8	$90.5	$92.6	$103.6	$100.7	13%	$84.2
Sales	2.5	4.3	3.3	3.0	5.2	#	14.0
Redemptions	(2.1)	(2.8)	(2.7)	(4.6)	(6.1)	#	(11.5)
Market appreciation/(depreciation) and foreign currency translation	(0.1)	0.5	4.4	0.5	3.2	#	5.7
Other	1.4	0.1	6.0	(1.8)	(1.2)	#	11.2
Ending assets	$90.5	$92.6	$103.6	$100.7	$101.8	12%	$103.6
Total managed assets - institutional	$117.6	$116.6	$128.6	$124.8	$124.7	6%	$128.6

Managed assets - retirement services:
Collective funds
Beginning assets	$12.2	$12.3	$12.1	$12.1	$11.2	(8)%	$12.6
Sales	0.6	0.4	0.4	0.4	0.5	(21)%	1.9
Redemptions	(0.7)	(0.7)	(1.0)	(1.2)	(0.7)	2%	(3.4)
Market appreciation/(depreciation)	0.1	0.0	0.4	(0.0)	0.1	48%	0.7
Other	0.1	0.1	0.2	(0.1)	0.2	77%	0.3
Total managed assets - retirement services	$12.3	$12.1	$12.1	$11.2	$11.3	(8)%	$12.1

Managed assets - eliminations and other	(10.3)	(7.3)	(8.0)	(8.0)	(5.9)	(43)%	(8.0)

Total managed assets	$223.3	$224.9	$244.2	$237.5	$242.0	8%	$244.2

*                        Excludes Securities America

#                        Variance 100% or greater.

**                 Managed assets includes all assets managed by Ameriprise Financial, Inc., or its subsidiaries that are investment advisers, but does not include owned assets or administered assets. The presentation of managed assets may be different when provided by any of these subsidiaries.

Asset Accumulation and Income
Product Roll Forward
(Millions, unaudited)

	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q’05 vs. 2Q’04 % Inc/(Dec)	Full Year 2004
Account value activity:
Variable annuities:
Beginning balance	$25,344	$25,690	$25,701	$28,284	$28,318	12%	$24,282
Deposits	978	914	975	1,234	1,585	62%	3,911
Withdrawals/surrenders	(540)	(576)	(642)	(719)	(863)	60%	(2,306)
Net flows	438	338	333	515	722	65%	1,605
Investment performance/interest credited	(41)	(266)	2,227	(509)	511	#	2,448
Policy charges	—	—	—	—	—	—	—
Other	(51)	(61)	23	28	(35)	(31)%	(51)
Ending balance	$25,690	$25,701	$28,284	$28,318	$29,516	15%	$28,284

Fixed annuities:*
Beginning balance	$26,415	$26,570	$26,796	$26,979	$26,823	2%	$26,377
Deposits	471	530	482	348	344	(27)%	1,947
Withdrawals/surrenders	(568)	(544)	(634)	(724)	(713)	26%	(2,415)
Net flows	(97)	(14)	(152)	(376)	(369)	#	(468)
Policyholder interest credited	251	240	249	238	244	(3)%	984
Other	1	—	86	(18)	(1)	#	86
Ending balance	$26,570	$26,796	$26,979	$26,823	$26,697	—%	$26,979

Certificates:
Beginning balance	$9,381	$9,521	$10,182	$11,332	$11,980	28%	$9,211
Deposits	1,569	1,948	2,658	2,352	1,991	27%	7,779
Withdrawals/surrenders	(1,462)	(1,345)	(1,662)	(1,759)	(1,832)	25%	(5,935)
Net flows	107	603	996	593	159	49%	1,844
Interest credited	45	42	82	77	95	#	210
Other	(12)	16	72	(22)	(59)	#	67
Ending balance	$9,521	$10,182	$11,332	$11,980	$12,175	28%	$11,332

Deferred acquisition costs:
Variable annuities:
Beginning balance	$1,323	$1,415	$1,421	$1,446	$1,522	15%	$1,271
Capitalization	69	68	71	80	99	42%	278
Amortization	(37)	(29)	(36)	(46)	(45)	22%	(91)
Other/FAS 115	60	(33)	(10)	42	(39)	#	(12)
Ending balance	$1,415	$1,421	$1,446	$1,522	$1,537	9%	$1,446

Fixed annuities:
Beginning balance	$447	$455	$441	$426	$427	(4)%	$462
Capitalization	14	16	11	11	9	(33)%	53
Amortization	(22)	(25)	(19)	(22)	(21)	(4)%	(87)
Other/FAS 115	16	(5)	(7)	12	(10)	#	(2)
Ending balance	$455	$441	$426	$427	$405	(11)%	$426

Other:
Beginning balance	$233	$210	$188	$167	$149	(36)%	$257
Capitalization	8	5	5	6	5	(38)%	27
Amortization	(31)	(27)	(26)	(24)	(22)	(29)%	(117)
Other	—	—	—	—	—	—%	—
Ending balance	$210	$188	$167	$149	$132	(37)%	$167

* Fixed annuities product account value includes fixed portion of the variable annuities product.

#  Variance 100% or greater.

Protection
Income Statements
(Millions, unaudited)

	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q’05 vs. 2Q’04 % Inc/(Dec)	Full Year 2004
Revenues
Management, financial advice and service fees	$8	$17	$19	$16	$13	63%	$58
Distribution fees	26	25	27	27	26	—%	105
Net investment income	82	82	82	81	85	4%	316
Premiums	254	262	264	270	279	10%	1,023
Other revenues	111	103	103	112	112	1%	421
Total revenues	481	489	495	506	515	7%	1,923

Expenses
Compensation and benefits - field	21	23	24	25	20	(5)%	90
Interest credited to account values	26	42	39	36	28	8%	143
Benefits, claims, losses and settlement expenses	207	190	207	213	222	7%	777
Amortization of deferred policy acquisition costs	33	29	43	44	37	12%	132
Interest and debt expense	2	5	7	6	4	#	19
Other operating expense	68	66	75	75	83	22%	274
Total expenses	357	355	395	399	394	10%	1,435
Income before income tax provision and accounting change	$124	$134	$100	$107	$121	(2)%	$488

Net investment gains, pretax	$4	$3	$4	$2	$7	75%	$2

Contribution margin *	47.2%	47.9%	45.5%	45.8%	47.6%	—	47.5%
Allocated capital **	$1,903	$1,958	$1,964	$1,974	$1,942	2%	$1,964
Return on allocated capital for income before income tax provision and accounting change. ***	N/A	N/A	25.3%	23.8%	23.6%	—	25.3%

*                                         Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**                                  Allocated capital reflects the internal allocation of consolidated shareholder’s equity (excluding AOCI) to the Company’s operating segments for purposes of measuring segment pretax operating return on allocated capital.  Allocated capital does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

***                           Calculated using trailing 12 month income before income tax and accounting change and the average allocated capital as of the last day of the preceding three quarters and the current quarter.

#                                         Variance 100% or greater.

Protection
Product Information
(Millions, unaudited)

	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q’05 vs. 2Q’04 % Inc/(Dec)	Full Year 2004

Revenues

VUL/UL	$164	$165	$169	$170	$167	2%	$658
Term and whole life	21	21	22	22	23	9%	84
Property and casualty	108	116	120	122	128	19%	445
Disability income and other	188	187	184	192	197	5%	736
Total	$481	$489	$495	$506	$515	7%	$1,923

Protection
Selected Statistical Information
(Millions, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004

Owned, managed and administered assets (billions):
Owned assets*	$11	$11	$12	$12	$12	9%	$12

Life and other non-property and casualty insurance:
Sales:
• VUL/UL	$74.8	$77.7	$79.5	$79.6	$79.8	6%	$306.1
• Term and whole life	$5.0	$5.0	$5.1	$4.8	$5.2	4%	$20.0
• Disability and other	$18.0	$17.4	$17.6	$16.4	$15.8	(12)%	$71.5
Lapse rate
• VUL/UL	5.4%	4.9%	5.3%	5.3%	5.8%	—	5.2%
Face amount outstanding
• VUL/UL	$95,970	$97,492	$98,910	$100,267	$102,775	7%	$98,910
• Term and whole life	$41,135	$42,999	$44,850	$46,671	$48,480	18%	$44,850
• Disability and other**	$2,011	$2,001	$1,995	$1,972	$1,961	(2)%	$1,995
Policyholder reserves
• VUL/UL	$6,222	$6,247	$6,686	$6,704	$6,847	10%	$6,686
• Term and whole life	$226	$226	$228	$230	$231	2%	$228
• Disability and other	$2,264	$2,297	$2,334	$2,359	$2,385	5%	$2,334
Net amount at risk***
• VUL/UL	$51,121	$49,908	$49,773	$49,215	$49,792	(3)%	$49,773
• Term and whole life	$17,078	$16,343	$16,424	$16,223	$15,896	(7)%	$16,424

Property casualty:
Earned premium	$103	$109	$114	$115	$121	17%	$422
Policy count (thousands)	375	392	406	420	434	16%	406
Loss ratio	83.0%	83.4%	83.1%	82.3%	81.8%	—	83.1%
Expense ratio	16.2%	16.1%	18.4%	15.6%	15.1%	—	16.6%

*              Owned assets include certain assets on our balance sheet, principally investements in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

**           Includes only other life insurance.

***         Face amount outstanding less policyholder reserves net of re-insurance.

Protection
Product Roll Forward
(Millions, unaudited)

	2Q	3Q	4Q	1Q	2Q	2Q’05 vs. 2Q’04	Full Year
	2004	2004	2004	2005	2005	% Inc/(Dec)	2004

Future policy benefits and policyholder account balances:
VUL/UL
Beginning balance	$6,144	$6,222	$6,247	$6,686	$6,704	9%	$5,926
Premiums and deposits	237	239	247	251	244	3%	971
Investment performance	29	(27)	382	(38)	100	#	495
Surrenders and withdrawals	(206)	(203)	(203)	(205)	(209)	1%	(822)
Other	18	16	13	10	8	(56)%	116
Ending balance	$6,222	$6,247	$6,686	$6,704	$6,847	10%	$6,686

Deferred acquisition costs:
VUL/UL
Beginning balance	$1,115	$1,193	$1,222	$1,239	$1,260	13%	$1,116
Capitalization	31	30	32	30	32	3%	121
Amortization	(14)	5	(14)	(16)	(16)	14%	(35)
Other/FAS 115	61	(6)	(1)	7	(7)	#	37
Ending balance	$1,193	$1,222	$1,239	$1,260	$1,269	6%	$1,239

Term and whole life
Beginning balance	$85	$88	$90	$92	$94	11%	$84
Capitalization	7	6	6	6	6	(14)%	24
Amortization	(4)	(4)	(4)	(4)	(4)	—%	(16)
Other	—	—	—	—	—	—%	—
Ending balance	$88	$90	$92	$94	$96	9%	$92

Disability and other
Beginning balance	$423	$427	$431	$435	$438	4%	$402
Capitalization	15	15	15	14	15	—%	59
Amortization	(11)	(11)	(11)	(11)	(12)	9%	(31)
Other	—	—	—	—	—	—%	5
Ending balance	$427	$431	$435	$438	$441	3%	$435

Total property casualty and AMEX Assurance
Beginning balance	$138	$142	$145	$150	$150	9%	$141
Capitalization	16	15	18	13	15	(6)%	58
Amortization	(12)	(12)	(13)	(13)	(13)	8%	(49)
Ending balance	$142	$145	$150	$150	$152	7%	$150

#  Variance 100% or greater.

Corporate and Other and Eliminations

Statements of Operations

(Millions, unaudited)

	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q’05 vs. 2Q’04 % Inc/(Dec)	Full Year 2004
Revenues
Management, financial advice and service fees	$55	$47	$55	$61	$58	5%	$204
Distribution fees	61	47	42	56	63	3%	212
Net investment income (losses)	(13)	(12)	(7)	(4)	(5)	(62)%	(39)
Other revenues	8	13	15	3	8	—%	51
Total revenues	111	95	105	116	124	12%	428

Expenses
Compensation and benefits - field	101	67	82	97	110	9%	351
Interest credited to account values	1	(1)	—	—	—	#	—
Benefits, claims, losses and settlement expenses	—	(1)	—	—	—	—	(1)
Interest and debt expense	7	(2)	(4)	—	8	14%	—
Other operating expense	22	62	23	21	37	68%	145
Total expenses	131	125	101	118	155	18%	495
(Loss) income before tax (benefit) provision, separation costs and accounting change	(20)	(30)	4	(2)	(31)	55%	(67)
Separation costs, pretax	—	—	—	20	56	#	—
(Loss) income before income tax (benefit) provision, and accounting change	$(20)	$(30)	$4	$(22)	$(87)	#	$(67)

Net investment gains, pretax	$—	$—	$1	$1	$13	#	$1

Contribution margin *	8.1%	31.6%	21.9%	16.4%	11.3%	—	18.2%
Allocated capital **	$752	$782	$433	$691	$948	26%	$433

*       Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**     Allocated capital reflects the internal allocation of consolidated shareholder’s equity (excluding AOCI) to the Company’s operating segments for purposes of measuring segment return on allocated capital.  Allocated capital does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

#       Variance 100% or greater.

Exhibit 1

AXP Equity Fund Performance & Lipper Ranking as of June 30, 2005

Source:  Lipper

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 1999, the Thursday or month-end date closest to the actual inception date was used, rather than the actual inception date.

•    Since fund inception returns and rankings are not available.  Actual fund inception date per-dates data in Lipper database.

	1 yr			3 yr			5 yr
	Return	Pct	Rank / #Funds	Return	Pct	Rank / #Funds	Return	Pct	Rank / #Funds
Balanced Funds
AXP® Mutual A	8.60	16%	98 / 616	7.41	42%	189 / 457	-2.03	90%	331 / 367
AXP® Portfolio Builder Moderate Fund A	8.63	16%	95 / 616
AXP® Portfolio Builder Moderate Aggressive Fund A	8.82	14%	85 / 616
Lipper Emerging Market Funds Category
AXP® Threadneedle Emerging Markets Fund A	29.80	67%	123 / 184	20.08	72%	115 / 160	5.29	71%	82 / 115
Lipper Equity Income Funds Category
AXP® Diversified Equity Income Fund A	15.07	10%	22 / 223	13.83	4%	6 / 154	8.31	13%	17 / 130
AXP® Dividend Opportunity Fund A	17.79	2%	4 / 223	6.77	77%	119 / 154	-0.48	87%	113 / 130
LipperEuropean Region Funds Category
AXP® Threadneedle European Equity Fund A	12.80	83%	87 / 105	6.29	95%	88 / 92	-4.95	90%	63 / 69
Lipper Flexible Portfolio Funds Category
AXP® Managed Allocation Fund A	9.98	21%	75 / 372	8.56	34%	86 / 256	1.48	40%	74 / 187
Lipper Global Flexible Portfolio Funds Category
AXP® Threadneedle Global Balanced Fund A	13.01	19%	18 / 96	9.28	56%	44 / 78	-0.96	94%	67 / 71
Lipper Global Large Cap Growth Funds Category
AXP® Threadneedle Global Equity Fund A	15.53	4%	2 / 56	8.78	28%	13 / 47	-6.44	36%	15 / 41
Lipper Gold-Oriented Funds Category
AXP® Precious Metals Fund A	0.06	88%	44 / 49	10.12	82%	36 / 43	17.83	77%	26 / 33
Lipper Income Funds Category
AXP® Portfolio Builder Conservative Fund A	5.87	61%	143 / 237
AXP® Portfolio Builder Moderate Conservative Fund A	7.49	34%	80 / 237
Lipper International Large Cap Core Funds Category
AXP® Threadneedle International Fund A	9.98	76%	146 / 193	5.57	90%	153 / 170	-7.23	92%	115 / 125
Lipper International Multi Cap Growth Funds Category
AXP® Partners Int’l Aggressive Growth Fund A	16.08	14%	23 / 175	11.92	29%	42 / 147
Lipper International Multi Cap Value Funds Category
AXP® Partners Int’l Core Fund A	8.37	95%	113 / 118
AXP® Partners Int’l Select Value Fund A	16.87	28%	33 / 118	15.02	31%	28 / 90
Lipper International Small/Mid Cap Core Funds Category
AXP® Partners Int’l Small Cap Fund A	12.24	81%	42 / 51
Lipper Large Cap Core Funds Category
AXP® Large Cap Equity Fund A	5.72	40%	361 / 908	7.18	32%	241 / 774
AXP® New Dimensions Fund® A	-0.70	92%	833 / 908	3.42	90%	696 / 774	-6.21	79%	489 / 618
AXP® Partners Growth Fund A	0.35	87%	786 / 908
AXP® Quantitative Large Cap Equity Fund A	6.27	33%	299 / 908
AXP® Stock Fund A	5.07	47%	420 / 908	4.99	71%	548 / 774	-3.21	49%	302 / 618
Lipper Large Cap Growth Funds Category
AXP® Growth Fund A	10.86	4%	23 / 663	7.02	22%	115 / 545	-12.09	83%	357 / 432
Large Cap Value Fund
AXP® Equity Value Fund A	12.99	8%	33 / 436	9.09	27%	94 / 356	3.19	52%	121 / 234
AXP® Large Cap Value Fund A	9.30	48%	207 / 436	8.54	40%	140 / 356
AXP® Partners Value Fund A	4.92	87%	377 / 436	8.00	50%	177 / 356
Lipper Mid Cap Growth Funds Category
AXP® Equity Select Fund A	5.10	72%	392 / 546	7.94	77%	334 / 438	-1.03	25%	77 / 309
AXP® Partners Aggressive Growth Fund A	6.08	65%	352 / 546
AXP® Strategy Aggressive Fund A	4.93	74%	404 / 546	6.48	89%	388 / 438	-13.15	91%	281 / 309
Lipper Mid Cap Value Funds Category
AXP® Mid Cap Value Fund A	20.03	12%	28 / 239	17.51	11%	20 / 191
Lipper Multi Cap Core Funds Category
AXP® Partners Fundamental Value Fund A	8.44	34%	256 / 753	10.33	21%	112 / 540
AXP® Portfolio Builder Aggressive Fund A	8.98	28%	211 / 753
AXP® Portfolio Builder Total Equity Fund A	9.49	25%	181 / 753
Lipper Multi Cap Value Funds Category
AXP® Partners Select Value Fund A	10.33	51%	236 / 467	13.55	10%	34 / 361
Lipper Real Estate Funds Category
AXP® Real Estate Fund A	31.32	57%	124 / 220
Lipper Science & Technology Fund Category
AXP® Global Technology Fund A	1.06	19%	54 / 284	16.12	13%	34 / 265	-19.44	59%	108 / 185
Lipper Small Cap Core Funds Category
AXP® Discovery Fund A*	12.64	37%	218 / 596	15.73	17%	78 / 476	1.11	90%	299 / 332
AXP® Partners Small Cap Core Fund A	13.15	31%	180 / 596	14.59	27%	125 / 476
AXP® Partners Small Cap Value Fund A	10.84	53%	314 / 596	11.70	67%	315 / 476
AXP® Small Cap Advantage Fund A	10.54	55%	325 / 596	13.95	33%	157 / 476	5.58	70%	233 / 332
Lipper Small Cap Growth Funds Category
AXP® Partners Small Cap Growth Fund A	1.40	79%	410 / 522	5.73	82%	357 / 439

	10 yr			Since Inception			Ranking Since
	Return	Pct	Rank / #Funds	Inc Date	Return		Date	Pct	Rank / #Funds
Balanced Funds
AXP® Mutual A	4.24	97%	159 / 163	4/16/1940		•
AXP® Portfolio Builder Moderate Fund A				03/04/2004	6.10		3/4/2004	10%	56 / 589
AXP® Portfolio Builder Moderate Aggressive Fund A				03/04/2004	6.13		3/4/2004	9%	53 / 589
Lipper Emerging Market Funds Category
AXP® Threadneedle Emerging Markets Fund A				11/13/1996	5.31		11/14/1996	56%	38 / 67
Lipper Equity Income Funds Category
AXP® Diversified Equity Income Fund A	10.67	26%	18 / 70	10/15/1990	12.40		10/18/1990	45%	12 / 26
AXP® Dividend Opportunity Fund A	8.02	78%	55 / 70	08/01/1988	9.49		8/4/1988	93%	25 / 26
LipperEuropean Region Funds Category
AXP® Threadneedle European Equity Fund A				06/26/2000	-3.64		6/26/2000	85%	59 / 69
Lipper Flexible Portfolio Funds Category
AXP® Managed Allocation Fund A	6.11	84%	71 / 84	01/23/1985	10.89		1/24/1985	25%	2 / 7
Lipper Global Flexible Portfolio Funds Category
AXP® Threadneedle Global Balanced Fund A				11/13/1996	4.37		11/14/1996	94%	40 / 42
Lipper Global Large Cap Growth Funds Category
AXP® Threadneedle Global Equity Fund A	3.79	82%	13 / 15	05/29/1990	4.76		5/31/1990	84%	5 / 5
Lipper Gold-Oriented Funds Category
AXP® Precious Metals Fund A	2.95	53%	12 / 22	04/22/1985	5.75		4/25/1985	37%	4 / 10
Lipper Income Funds Category
AXP® Portfolio Builder Conservative Fund A				03/04/2004	4.04		3/4/2004	47%	106 / 227
AXP® Portfolio Builder Moderate Conservative Fund A				03/04/2004	5.04		3/4/2004	31%	70 / 227
Lipper International Large Cap Core Funds Category
AXP® Threadneedle International Fund A	2.19	90%	45 / 49	11/15/1984	7.81		11/15/1984	84%	5 / 5
Lipper International Multi Cap Growth Funds Category
AXP® Partners Int’l Aggressive Growth Fund A				09/28/2001	11.24		9/28/2001	36%	48 / 134
Lipper International Multi Cap Value Funds Category
AXP® Partners Int’l Core Fund A				10/03/2002	17.51		10/3/2002	95%	95 / 99
AXP® Partners Int’l Select Value Fund A				09/28/2001	14.57		9/28/2001	34%	30 / 89
Lipper International Small/Mid Cap Core Funds Category
AXP® Partners Int’l Small Cap Fund A				10/03/2002	27.08		10/3/2002	75%	33 / 43
Lipper Large Cap Core Funds Category
AXP® Large Cap Equity Fund A				03/28/2002	2.35		3/28/2002	27%	203 / 759
AXP® New Dimensions Fund® A	8.31	50%	114 / 231	08/01/1968	11.16		8/1/1968	10%	3 / 32
AXP® Partners Growth Fund A				04/24/2003	7.51		4/24/2003	95%	787 / 835
AXP® Quantitative Large Cap Equity Fund A				04/24/2003	15.04		4/24/2003	20%	167 / 835
AXP® Stock Fund A	6.60	82%	190 / 231	4/6/1945		•
Lipper Large Cap Growth Funds Category
AXP® Growth Fund A	5.49	76%	107 / 140	3/1/1972		•
Large Cap Value Fund
AXP® Equity Value Fund A	8.40	73%	75 / 103	03/20/1995	8.97		3/23/1995	72%	72 / 99
AXP® Large Cap Value Fund A				06/27/2002	8.67		6/27/2002	43%	150 / 356
AXP® Partners Value Fund A				06/18/2001	2.96		6/18/2001	44%	129 / 293
Lipper Mid Cap Growth Funds Category
AXP® Equity Select Fund A	10.74	20%	23 / 114	6/4/1957		•
AXP® Partners Aggressive Growth Fund A				04/24/2003	21.78		4/24/2003	25%	118 / 490
AXP® Strategy Aggressive Fund A	5.36	83%	95 / 114	03/20/1995	6.10		3/23/1995	83%	93 / 112
Lipper Mid Cap Value Funds Category
AXP® Mid Cap Value Fund A				02/14/2002	14.74		2/14/2002	14%	25 / 182
Lipper Multi Cap Core Funds Category
AXP® Partners Fundamental Value Fund A				06/18/2001	3.88		6/18/2001	28%	125 / 451
AXP® Portfolio Builder Aggressive Fund A				03/04/2004	6.16		3/4/2004	26%	185 / 719
AXP® Portfolio Builder Total Equity Fund A				03/04/2004	6.37		3/4/2004	24%	171 / 719
Lipper Multi Cap Value Funds Category
AXP® Partners Select Value Fund A				03/08/2002	9.48		3/8/2002	9%	30 / 345
Lipper Real Estate Funds Category
AXP® Real Estate Fund A				03/04/2004	23.86		3/4/2004	16%	33 / 215
Lipper Science & Technology Fund Category
AXP® Global Technology Fund A				11/13/1996	3.66		11/14/1996	58%	26 / 44
Lipper Small Cap Core Funds Category
AXP® Discovery Fund A*	5.64	95%	93 / 97	08/24/1981	9.23		8/27/1981	78%	7 / 8
AXP® Partners Small Cap Core Fund A				03/08/2002	8.43		3/8/2002	63%	292 / 463
AXP® Partners Small Cap Value Fund A				06/18/2001	11.89		6/18/2001	26%	102 / 406
AXP® Small Cap Advantage Fund A				05/04/1999	7.77		5/6/1999	81%	231 / 286
Lipper Small Cap Growth Funds Category
AXP® Partners Small Cap Growth Fund A				01/24/2001	-3.47		1/24/2001	70%	256 / 366

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Source: Lipper as of 6/30/2005. Lipper rankings are based upon annualized total returns, excluding sales charges.

*Closed to new investors.

With minimum sales charge of 4.75%.

Fee waivers were in place for each American Express Partners Fund shown. Return would have been lower for each Fund had fee waivers not been in place.

The performance information shown represents past performance and is not a guarantee of future results. Fund returns for all periods would have been lower if the applicable sales charges were included. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting americanexpress.com

A2

		AXP Fixed Income Funds Annualized Total Returns
		1 yr				3 yr
Class A Shares	First NAV Date	Total Return	Percentile Ranking	Ranking	# of funds	Total Return	Percentile Ranking	Ranking	# of funds
Intermediate Investment Grade Debt Funds category		6.07				5.40
AXP® Core Bond Fund	6/19/2003	6.16	52%	235	451
AXP® Diversified Bond Fund	10/3/1974	6.74	27%	119	451	5.39	53%	206	392

Global Income Funds category		8.68				9.32
AXP® Global Bond Fund1	3/20/1989	7.42	58%	54	93	9.06	40%	34	84

High Yield Funds category		8.93				12.07
AXP® High Yield Bond Fund2	12/8/1983	11.36	11%	44	419	13.57	22%	77	352
AXP® Income Opportunities Fund2	6/19/2003	9.93	26%	108	419

Short-Intermediate Investment Grade Debt Funds		3.43				3.86
AXP® Limited Duration Bond Fund	6/19/2003	4.83	12%	18	150

Corporate Debt — A rated Funds category		6.60				5.87
AXP® Selective Fund	12/31/1959	6.01	69%	137	200	4.14	95%	147	155

Short U.S. Government Funds category		1.90				1.93
AXP® Short Duration U.S. Government Fund	8/19/1985	2.09	37%	31	84	2.04	43%	33	76

U.S. Mortgage Funds category		5.10				4.00
AXP® U.S. Government Mortgage Fund	2/14/2002	5.18	52%	42	81	4.36	32%	23	72

California Municipal Debt Funds category		8.60				5.33
AXP® California Tax-Exempt Fund3	8/18/1986	8.53	43%	53	125	5.27	54%	59	110

General Municipal Debt Funds category		7.30				5.04
AXP® High Yield Tax-Exempt Fund3	5/7/1979	7.32	48%	134	281	4.92	52%	132	257
AXP® Tax-Exempt Bond Fund3	12/7/1976	7.39	45%	126	281	4.75	61%	155	257

Insured Municipal Debt Funds category		7.27				5.03
AXP® Insured Tax-Exempt Fund3	8/18/1986	7.05	67%	36	53	4.74	70%	35	49

Intermediate Municipal Debt Funds category		5.04				4.03
AXP® Intermediate Tax-Exempt Fund3	11/13/1996	5.33	46%	69	151	4.11	49%	61	126

Massachusetts Municipal Debt Funds category		7.40				5.05
AXP® Massachusetts Tax-Exempt Fund3	7/2/1987	7.42	57%	30	52	4.57	77%	40	51

Michigan Municipal Debt Funds category		6.84				4.71
AXP® Michigan Tax-Exempt Fund3	7/2/1987	6.80	53%	20	37	4.93	43%	16	37

Minnesota Municipal Debt Funds category		7.36				5.12
AXP® Minnesota Tax-Exempt Fund3	8/18/1986	6.73	72%	36	49	4.88	60%	30	49

New York Municipal Debt Funds category		7.65				5.13
AXP® New York Tax-Exempt Fund3	8/18/1986	7.04	64%	69	107	5.08	47%	45	96

Ohio Municipal Debt Funds category		7.22				4.84
AXP® Ohio Tax-Exempt Fund3	7/2/1987	6.90	61%	26	42	4.37	73%	31	42

		AXP Fixed Income Funds Annualized Total Returns
		5 yrs				10 yrs				Since First NAV Date
Class A Shares	First NAV Date	Total Return	Percentile Ranking	Ranking	# of funds	Total Return	Percentile Ranking	Ranking	# of funds	Total Return
Intermediate Investment Grade Debt Funds category		6.66				5.98
AXP® Core Bond Fund	6/19/2003									2.31
AXP® Diversified Bond Fund	10/3/1974	5.99	78%	211	273	5.92	53%	73	137	9.50

Global Income Funds category		7.54				6.66
AXP® Global Bond Fund1	3/20/1989	7.52	44%	28	64	5.68	59%	21	35	7.92

High Yield Funds category		5.46				5.82
AXP® High Yield Bond Fund2	12/8/1983	5.22	62%	180	290	5.76	50%	48	96	8.28
AXP® Income Opportunities Fund2	6/19/2003									9.19

Short-Intermediate Investment Grade Debt Funds		5.57				5.49
AXP® Limited Duration Bond Fund	6/19/2003									2.14

Corporate Debt — A rated Funds category		6.87				6.20
AXP® Selective Fund	12/31/1959	5.00	98%	116	118	5.32	92%	64	69	7.49

Short U.S. Government Funds category		4.01				4.52
AXP® Short Duration U.S. Government Fund	8/19/1985	4.19	38%	25	66	4.70	35%	18	51	6.39

U.S. Mortgage Funds category		6.02				5.76
AXP® U.S. Government Mortgage Fund	2/14/2002									4.65

California Municipal Debt Funds category		6.14				5.74
AXP® California Tax-Exempt Fund3	8/18/1986	5.89	62%	63	101	5.47	71%	48	67	6.10

General Municipal Debt Funds category		5.99				5.40
AXP® High Yield Tax-Exempt Fund3	5/7/1979	5.74	62%	138	225	5.47	45%	65	146	7.10
AXP® Tax-Exempt Bond Fund3	12/7/1976	6.00	46%	102	225	5.62	34%	49	146	6.19

Insured Municipal Debt Funds category		6.00				5.38
AXP® Insured Tax-Exempt Fund3	8/18/1986	5.71	73%	35	47	5.31	47%	18	38	6.19

Intermediate Municipal Debt Funds category		5.38				5.07
AXP® Intermediate Tax-Exempt Fund3	11/13/1996	5.06	72%	69	96					4.49

Massachusetts Municipal Debt Funds category		6.12				5.48
AXP® Massachusetts Tax-Exempt Fund3	7/2/1987	5.65	78%	37	47	5.18	72%	27	37	6.04

Michigan Municipal Debt Funds category		5.85				5.41
AXP® Michigan Tax-Exempt Fund3	7/2/1987	5.90	45%	17	37	5.22	67%	20	29	6.18

Minnesota Municipal Debt Funds category		6.00				5.20
AXP® Minnesota Tax-Exempt Fund3	8/18/1986	5.86	55%	25	45	5.43	37%	14	37	6.19

New York Municipal Debt Funds category		6.18				5.53
AXP® New York Tax-Exempt Fund3	8/18/1986	5.95	59%	53	89	5.34	64%	40	62	5.97

Ohio Municipal Debt Funds category		5.82				5.33
AXP® Ohio Tax-Exempt Fund3	7/2/1987	5.38	75%	30	39	5.12	64%	21	32	6.01

A3

Source: Lipper as of 6/30/2005. Lipper rankings are based upon annualized total returns, excluding sales charges.

With minimum sales charge of 4.75%.

The performance information shown represents past performance and is not a guarantee of future results. Fund returns for all periods would have been lower if the applicable sales charges were included. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting americanexpress.com

A4

Important Disclosures

You should consider the investment objectives, risks, charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about our funds, call (800) AXP-FUND, TTY: (800) 846-4852. Read the prospectus carefully before you invest.

An investment in money market funds is not  insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Stocks of mid-capitalization may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

The investment process used to manage the AXP Quantitative Large Cap Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may underperform its benchmark.  While Ameriprise Financial, Inc. seeks to control trading activity, the Fund may trade more often that other funds in its peer group.  Trading activity may result in inceased fees, expenses and taxes.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

The AXP Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The AXP Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

The AXP Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High-yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the AXP Short Duration U.S. Government Fund and the AXP U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

Principal risks associated with the AXP Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial Services, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”), and the Licensors make no representation regarding the advisability of investing in the Funds.

Ameriprise Financial Services, Inc., Member NASD

A5